Prepayments	12 Months Ended
Dec. 31, 2024
Prepayments [Abstract]
Prepayments

Note 4 – Prepayments

Prepayments consist of the following:

	December 31, 2024	December 31, 2023
Prepayments
Prepayment – fuel expenses[1]	$7,455,660	$4,437,478
Prepayment – subcontractor costs	189,842	870,206
Prepayment – insurance expenses	114,978	154,950
Prepayment – Parts and spares costs	2,710	2,885
Prepayment – professional fees	548	36,615
Prepayment – others	22,818	7,035
Total prepayments	$7,786,556	$5,509,169

1.	Since the large fluctuations in fuel price in the market, the Company considers optimizing the overall cost, so the Company purchased fuel when the fuel price is low for future fuel reserve to avoid excessive cost due to the large increase of fuel price in the future. Prepaid fuel expenses primarily involve advance payments to five suppliers.

As the company has secured new clients, its performance is expected to grow substantially in 2025. Consequently, the company has increased its prepaid fuel expenses. As of February 28, 2025, the company has consumed a total of $1,236,178 in fuel expenses. The prepaid fuel is expected to be fully utilized within seven months.